Exhibit 99.1
SWISHER HYGIENE COMPLETES ACQUISITION OF CHOICE ENVIRONMENTAL SERVICES, INC.
CHARLOTTE, NC — March 1, 2011 — Swisher Hygiene Inc. (“Swisher Hygiene”) (NASDAQ: SWSH, TSX: SWI), a leading provider of essential hygiene and sanitation products and services, today announced that it has completed the acquisition of Choice Environmental Services, Inc. (“Choice Environmental”), a Fort Lauderdale, Florida-based residential and commercial solid waste services company, by way of a statutory merger involving a wholly-owned subsidiary of Swisher Hygiene.
As consideration for the acquisition, Swisher Hygiene issued 8,281,924 shares of its common stock to the former shareholders of Choice Environmental at the agreed-upon value of US$44.4 million. In addition, certain shareholders of Choice Environmental received US$5.7 million in cash and two of Choice Environmental’s officers received warrants to purchase an additional 688,557 shares and an additional 229,519 shares, respectively, at an exercise price of US$6.21. Swisher Hygiene also assumed approximately US$41.5 million in debt, and expects to pay down a majority of this debt with proceeds from its recently completed subscription receipt offering.
“With the acquisition of Choice Environmental completed, Swisher Hygiene has greatly expanded its presence in Florida, and can now truly be considered a full-service provider of hygiene and sanitation solutions,” said Steven R. Berrard, CEO of Swisher Hygiene. “We are happy to bring the entire senior management team of Choice Environmental on board and expect that the acquisition will provide various synergies and cross-selling opportunities for our commercial customers while broadening our product and services offerings.”
Cautionary Statement on Forward-Looking Information
All statements, other than statements of historical fact, contained in this news release, including any information as to the future financial or operating performance of Swisher Hygiene, constitute “forward-looking information” or “forward-looking statements” within the meaning of certain securities laws, including the provisions of the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this news release unless otherwise stated. Forward-looking statements include, but are not limited to, possible events and statements with respect to possible events. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.
Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher Hygiene as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of Swisher Hygiene contained in this news release, which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein as well as the accuracy of management’s assessment of the effects of the successful completion of the transaction. All of these assumptions have been derived from information currently available to Swisher Hygiene including information obtained by Swisher Hygiene from third-party sources. These assumptions may prove to be incorrect in whole or in part. All of the forward-looking statements made in this news release are qualified by the above cautionary statements and those made in the “Risk Factors” section of Swisher Hygiene’s registration statement on Form 10 filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com, and Swisher Hygiene’s other filings with the Securities and Exchange Commission and with Canadian securities regulators. These factors are not intended to represent a complete list of the factors that could affect Swisher Hygiene.

The forward-looking information set forth in this news release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information.
Swisher Hygiene disclaims any intention or obligation to update or revise any forward-looking statements, except to the extent required by applicable law.
About Swisher Hygiene Inc.
Swisher Hygiene Inc., formerly known as “CoolBrands International Inc.”, is a NASDAQ and TSX listed company that provides essential hygiene and sanitation solutions to customers throughout much of North America and internationally through its global network of 73 company-owned operations, 10 franchises and 10 master licensees covering the United Kingdom, Ireland, Portugal, the Netherlands, Singapore, the Philippines, Taiwan, Korea, Hong Kong/Macau/China, and Mexico. These essential solutions include products and services that promote superior cleanliness and sanitation in commercial environments, enhancing the safety, satisfaction and well-being of employees and patrons. Swisher Hygiene serves customers in a wide range of end-markets, with a particular emphasis on the foodservice, hospitality, retail, industrial and healthcare industries across North America.
For Further Information, Please Contact:
Swisher Hygiene Inc.
Investor Contact:
Amy Simpson
Phone: (704) 602-7116
Don Duffy, ICR

Phone: (203) 682-8215
Media Contact:
Alecia Pulman, ICR
Phone: (203) 682-8332